Xenith Bank

August 30, 2017

SeD Maryland Development, LLC
c/o Mr. Robb Aumiller
President
MacKenzie Communities, LLC
2328 W. Joppa Road, Suite 200
Lutherville, MD 21093
rjaumiller@mackenzieequity.com

RE: Addendum to Xenith Bank Commitment Letter dated July 27, 2017 [Xenith Bank Credit Facilities to SeD Maryland Development, LLC ("SeD")]

Dear Robb:

This letter confirms Xenith Bank (the "Bank") approval to extend the closing deadline for the attached previously approved and executed loan modification from August 31, 2017 to September 25, 2017. This commitment shall now expire if the Loan Documents have not been fully executed and closed by September 25, 2017. All fees payable to the Bank, as well as all other costs associated with the modification of Loan Documents, shall be due upon the earlier of closing or September 25, 2017. All other terms and conditions of the attached previously approved Commitment Letter and Term Sheet remain the same and are hereby reaffirmed.

If you find the terms and conditions of this Addendum to be acceptable to you, please have an authorized officer of the Borrower and the Limited Guarantor sign in the spaces hereinafter provided and return a signed copy to Bank.

THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES (PENDING EXECUTION OF THE DEFINITIVE LOAN MODIFICATION DOCUMENTS DESCRIBED ABOVE) AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

We appreciate the opportunity to provide you with this commitment and look forward to working with you in the future.

Very truly yours,

Xenith Bank

John S. Pearsall, Jr.
Senior Vice President

ACCEPTED AND AGREED this ______ day of ____________, 2017.

Borrower: SeD Maryland Development, LLC

By: SeD Development Management, LLC
Manager

By: ______________________________(SEAL)
Jeffrey M. Busch
Manager

Limited Guarantor: SeD Ballenger, LLC

By: ______________________________(SEAL)
Jeffrey M. Busch
Authorized Representative

xc: Moe Chan, moe@sed.com.sg
Charley Mackenzie, cmackenzie@mackenzieequity.com
Christal Schlosser, christalschlosser@xenithbank.com